PROXY STATEMENT PURSUANT TO SECTION 14(a)
            OF THE SECURITIES EXCHANGE ACT OF 1934


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        permitted by Rule 14a-6(e)(2))
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[ ]     Soliciting Material Pursuant to Section 240.14a-11(c)
        or Section 240.14a-12


              FRANKLIN FINANCIAL SERVICES CORPORATION
           Name of Registrant as Specified in its Charter)


________________________________________________________________
             (Name of Person(s) Filing Proxy Statement
                   if other than the Registrant)


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                          PROXY STATEMENT

               Dated and to be Mailed March 26, 2002

              FRANKLIN FINANCIAL SERVICES CORPORATION

                        20 South Main Street
                           P. O. Box 6010
                    Chambersburg, PA 17201-6010

                   ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON APRIL 23, 2002

                         Table of Contents                 Page

GENERAL INFORMATION .......................................  3
     Date, Time, and Place of Meeting .....................  3
     Shareholders Entitled to Vote ........................  3
     Purpose of Meeting ...................................  3
     Solicitation of Proxies ..............................  3
     Revocability and Voting of Proxies ...................  4
     Voting of Shares and Principal Holders Thereof .......  4
     Shareholder Proposals ................................  6
     Recommendation of the Board of Directors .............  6

INFORMATION CONCERNING THE ELECTION OF DIRECTORS ..........  6
     General Information ..................................  6
     Information about Nominees and Continuing Directors ..  7
     Meetings and Committees of the Board of Directors .... 10
     Compensation of Directors ............................ 11
     Executive Officers ................................... 11
     Executive Compensation and Related Matters ........... 12
     Audit Committee Report ............................... 18
     Transactions with Directors and Executive Officers ... 19
     Compliance with Section 16(a) of the Exchange Act .... 19

PROPOSAL TO APPROVE THE INCENTIVE STOCK OPTION
  PLAN OF 2002 ............................................ 19
     Introduction ......................................... 19
     Administration ....................................... 20
     Eligibility .......................................... 21
     Reservation of Shares ................................ 21
     Benefits Under the Plan .............................. 22
     Description of Options ............................... 22
     Certain United States Federal Income Tax
       Consequences ....................................... 23
     Termination of Options on Liquidation, Merger or
       Sale of Assets ..................................... 25
     Amendment, Suspension, or Termination of the Plan;
       Share and Option Adjustment ........................ 25
     Recommendation of the Board of Directors ............. 26

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTS ............. 26
     General Information .................................. 26
     Information About Fees ............................... 27

ADDITIONAL INFORMATION .................................... 27

OTHER MATTERS ............................................. 28

EXHIBIT A - INCENTIVE STOCK OPTION PLAN OF 2002



                FRANKLIN FINANCIAL SERVICES CORPORATION

                       20 South Main Street
                          P. O. Box 6010
                    Chambersburg, PA  17201-6010
                          (717) 264-6116

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD APRIL 23, 2002

TO THE SHAREHOLDERS OF FRANKLIN FINANCIAL SERVICES CORPORATION:

     Notice is hereby given that, pursuant to the call of its directors, the regular Annual Meeting of Shareholders of FRANKLIN FINANCIAL SERVICES CORPORATION, Chambersburg, Pennsylvania, will be held on Tuesday, April 23, 2002, at 10:30 A.M. at the Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. To elect the five nominees listed in the accompanying Proxy Statement for the term specified.

     2. INCENTIVE STOCK OPTION PLAN. To consider and vote upon a proposal to approve the Incentive Stock Option Plan of 2002.

     3. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

     Only those shareholders of record at the close of business on March 8, 2002, shall be entitled to notice of and to vote at the Annual Meeting.

     Please mark, date and sign the enclosed Proxy and return it in the enclosed postpaid envelope as soon as possible, whether or not you plan to attend the meeting. You are cordially invited to attend the meeting and the luncheon to be held following the meeting. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

     A copy of the Annual Report of Franklin Financial Services
Corporation is enclosed.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              BONNIE J. CLUGSTON
                              Secretary

Enclosures
March 26, 2002



                         GENERAL INFORMATION

Date, Time, and Place of Meeting

     The regular Annual Meeting of the shareholders of Franklin
Financial Services Corporation (hereinafter, "Franklin
Financial") will be held on Tuesday, April 23, 2002, at 10:30 a.m. at the Lighthouse Restaurant, 4301 Philadelphia
Avenue, Chambersburg, Pennsylvania.

Shareholders Entitled to Vote

     Shareholders of record at the close of business on March 8, 2002, are entitled to notice of and to vote at the meeting.

Purpose of Meeting

     Shareholders will be asked to consider and vote upon the following matters at the Annual Meeting: (1) the election of five directors, (2) a proposal to approve the Incentive Stock Option Plan of 2002, and (3) such other business as may be properly brought before the meeting and any adjournments thereof.

Solicitation of Proxies

     This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Franklin Financial for use at the Annual Meeting and any adjournments thereof.

     The expense of soliciting proxies will be borne by Franklin
Financial. In addition to the use of the mails, directors, officers, and employees of Franklin Financial and of any subsidiary may, without additional compensation, solicit proxies personally or by telephone.

     Farmers and Merchants Trust Company of Chambersburg (hereinafter, "F&M Trust") is a wholly owned subsidiary of Franklin Financial. This Proxy Statement, while prepared in connection with the Annual Meeting of Shareholders of Franklin Financial, contains certain information relating to F&M Trust which will be identified where appropriate.

Revocability and Voting of Proxies

     The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to Bonnie J. Clugston, Secretary of Franklin Financial, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the five nominees identified in this Proxy Statement and for the proposal to approve the Incentive Stock Option Plan of 2002. The enclosed proxy confers upon the persons named as proxies therein discretionary authority to vote the shares represented thereby on all matters that may come before the meeting in addition to the scheduled items of business, including unscheduled shareholder proposals and matters incident to the conduct of the meeting. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, the shares represented by any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

     Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account under the Dividend Reinvestment Plan will not be voted.

Voting of Shares and Principal Holders Thereof

     At the close of business on December 31, 2001, Franklin Financial had issued and outstanding 2,708,160 shares of common stock; there is no other class of stock outstanding. As of such date, 149,961 shares of Franklin Financial common stock were held by the Trust Department of F&M Trust as sole fiduciary (representing approximately 5.5% of such shares outstanding) and will be voted FOR the election of the five nominees identified in this Proxy Statement and for the proposal to approve the Incentive Stock Option Plan of 2002.

     A majority of the outstanding common stock present in person or by proxy will constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes which all shareholders present in person or by proxy are entitled to cast at a meeting at which a quorum is present is required to approve any matter submitted to a vote of the shareholders, unless a greater vote is required by law or by the Articles of Incorporation or Bylaws. In the case of the election of directors, the five candidates receiving the highest number of votes shall be elected directors of Franklin Financial; accordingly, in the absence of a contested election, votes withheld from a particular nominee or nominees will not influence the outcome of the election. In the case of the proposal to approve the Incentive Stock Option Plan of 2002, a majority of the votes which all shareholders present in person or by proxy are entitled to cast is required for approval. Accordingly, an abstention will have the same effect as a vote against the proposal. Pennsylvania law on the treatment of broker non-votes in this context is at present unclear; if a broker submits a proxy indicating that it does not have discretionary authority with respect to the proposal to approve the Incentive Stock Option Plan of 2002, Franklin Financial intends to treat the shares represented by such proxy as not being present and entitled to vote for purposes of determining the vote required for approval and, accordingly, any such broker non-vote will have no effect on the outcome of the vote on this proposal.

     To the knowledge of Franklin Financial, no person owned of record or beneficially on December 31, 2001 more than five percent (5%) of the outstanding common stock of Franklin
Financial, except as set forth in the table which follows.

                                                      Amount and Nature of
                        Name and Address of           Beneficial Ownership       Percent of
Title of Class            Beneficial Owner               as of 12/31/01            Class
--------------          -------------------           --------------------       ----------
Common stock,           Farmers and Merchants Trust     149,961 shares(1)           5.5%
$1.00 par value           Company of Chambersburg
per share               Trust Department
                        20 South Main Street
                        P.O. Box 6010
                        Chambersburg, PA 17201-6010

(1)  Shares are held on behalf of various trusts, estates and other accounts, with respect to which F&M Trust acts as sole fiduciary.  The Trust Department of F&M Trust also holds shared voting or dispositive authority with respect to an additional 17,453 shares.

Shareholder Proposals

     Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission (hereafter the "SEC") and Section 2.4 of the Bylaws of Franklin Financial, shareholder proposals intended to be presented at the 2003 Annual Meeting of the shareholders of Franklin Financial must be received at the executive offices of Franklin Financial no later than November 26, 2002, in order to be eligible for inclusion in the proxy statement and proxy form to be prepared by Franklin Financial in connection with the 2003 Annual Meeting. A shareholder proposal which does not satisfy the notice and other requirements of SEC Rule 14a-8 and the Bylaws of Franklin Financial is not required to be included in Franklin Financial's proxy statement and proxy form and may not be presented at the 2003 Annual Meeting. All shareholder proposals should be sent to: Franklin Financial Services Corporation, Attention: President, 20 South Main Street,
P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010.

Recommendation of the Board of Directors

     The Board of Directors recommends that the shareholders vote FOR the election of the five nominees identified in this Proxy Statement and for the proposal to approve the Incentive
Stock Option Plan of 2002.

          INFORMATION CONCERNING THE ELECTION OF DIRECTORS

General Information

     The Bylaws of Franklin Financial provide that the Board of Directors shall consist of not less than five nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years so that the term of office of one class of directors shall expire in each year. Finally, the Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

     A majority of the Board of Directors may increase the number of directors between meetings of shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death, or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next Annual Meeting at which directors in his class are elected.

     The Board of Directors has determined that the Board shall consist of 13 directors. There are five directors whose terms of office will expire at the 2002 Annual Meeting and eight continuing directors whose terms of office will expire at the 2003 or 2004 Annual Meeting. The Board of Directors proposes to nominate the following five persons for election to the Board of Directors for the term specified below:

                           CLASS A
                        For a Term of
                         Three Years

     G. Warren Elliott                Martha B. Walker
     Dennis W. Good, Jr.              Robert G. Zullinger
     William E. Snell, Jr.

     In the event that any of the foregoing nominees is unable to accept nomination or election, the shares represented by any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of Franklin Financial may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

     Section 3.5 of Article III of the Bylaws of Franklin Financial requires, among other things, that a shareholder who wishes to nominate a candidate for election to the Board of Directors must provide advance written notice to Franklin Financial, which notice must contain certain prescribed information and must be delivered to the President of Franklin Financial not less than 90 days prior to the anniversary date of the immediately preceding Annual Meeting. The Chairman of the meeting must determine whether a nomination has been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, such nomination and any votes cast for the nominee shall be disregarded.

Information about Nominees and Continuing Directors

     Information concerning the five persons to be nominated for election to the Board of Directors of Franklin Financial at the 2002 Annual Meeting and concerning the eight continuing directors is set forth in the table which follows. The table also includes information concerning shares of Franklin Financial common stock owned beneficially by executive officers who are named in the Summary Compensation Table appearing elsewhere in this Proxy Statement and by all directors and executive officers as a group.



                                                                                       Shares of Stock of
                                                                                       Franklin Financial
                                                                                    Beneficially Owned and
                               Business Experience, Including Principal                Percentage of Total
                                Occupation for the Past 5 Years, and       Director    Outstanding Stock as
Name and Age                         Other Directorships(1)                Since(2)      of 12/31/01(3)
------------                   ----------------------------------------    --------  ----------------------

CLASS A - NOMINEES

G. Warren Elliott (47)         Franklin County Commissioner; Regional        1994        1,338          *
                               Representative, General Code Publishers
                               (legal publisher)

Dennis W. Good, Jr. (66)       Retired; formerly Partner, McGuire Woods      1998       30,629        1.13%
                               LLP (law firm)

William E. Snell, Jr. (53)     President and Chief Executive Officer,        1995       23,215          *
                               Franklin Financial and F&M Trust

Martha B. Walker (55)          Partner, Walker & MacBride, a Division of     1979        5,593          *
                               Barley, Snyder, Senft & Cohen, LLC (law
                               firm)

Robert G. Zullinger (69)       Chairman of the Board, Franklin Financial     1981       31,693        1.17%
                               and F&M Trust; formerly President and
                               Chief Executive Officer, Franklin Financial
                               and F&M Trust (1981-1996)

CLASS B - CONTINUING DIRECTORS - TERM EXPIRES IN 2004

Charles S. Bender, II (57)     Executive Vice President, Franklin            1981       58,909        2.18%
                               Financial and F&M Trust

Allan E. Jennings, Jr. (52)    President, Jennings Chevrolet Oldsmobile      2002          500          *
                               Cadillac, Inc.; Vice President, Jennings
                               Pontiac Buick GMC, Inc. (car dealerships)

Jeryl C. Miller (61)           Vice President and Secretary, Charles W.      1983       15,403          *
                               Karper, Inc. (trucking industry)

Stephen E. Patterson (57)      Shareholder, Patterson & Kiersz, PC           1998          800          *
                               (law firm)

CLASS C - CONTINUING DIRECTORS - TERM EXPIRES IN 2003

Donald A. Fry (52)             President, ANDOCO, Inc., trading as           1988          945          *
                               Cumberland Valley Rental (uniform rental)

H. Huber McCleary (63)         President, McCleary Oil Co. (service          1990      41,165         1.52%
                               station operator and fuel oil distributor)

Kurt E. Suter (60)             President, Carlisle Mobile Homes, Inc. and    2002       1,000           *
                               Days Inn/Carlisle; Partner, Hooke & Suter
                               (real estate firm)

Charles M. Sioberg (61)        Vice President, Martin & Martin, Inc.         1982       5,126           *
                               (engineers)

All directors and executive
officers as a group (16
persons)                                                                              232,358         8.57%

*    The number of shares shown represents less than one percent of the total number of shares of common stock outstanding.

(1)  No nominee or continuing director is a director of any other company which has one or more classes of securities registered with the Securities and Exchange Commission pursuant to Section 12 or which is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934.

(2)  Reflects service as a director of Franklin Financial and service as a director of F&M Trust, predecessor of Franklin Financial.

(3)  Beneficial ownership of shares of the common stock of Franklin Financial is determined in accordance with
     Securities and Exchange Commission Rule 13d-3d(1), which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:  (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or to direct the disposition of the stock.

(4)  Each director and executive officer has sole voting and investment power with respect to the shares shown above, except that voting and investment power with respect to a total of 12,115 shares is shared with spouses, children or other family members.  The shares shown above include a total of 55,931 shares which are held by spouses, children or other family members or by trusts or estates with respect to which a director or executive officer serves as trustee or executor and shares subject to a power of attorney in favor of a director or executive officer, beneficial ownership of which is in each case disclaimed.  Also included in the shares shown above are a total of 2,438 shares issuable under the Employee Stock Purchase
     Plan.

Meetings and Committees of the Board of Directors

     The Board of Directors of Franklin Financial has standing
Audit, Nominating and Personnel Committees.

     Members of the Audit Committee during 2001 were Jeryl C. Miller, Chairman, Mrs. Walker and Messrs. Good, McCleary and Sioberg. Robert G. Zullinger, who was Chairman of the Board in 2001, was an ex-officio member of the Audit Committee. The Audit Committee met four times during 2001. The Audit Committee is responsible for overseeing the internal accounting and auditing methods and procedures of Franklin Financial and its subsidiaries and for recommending annually to the Board of Directors the engagement of an independent public accounting firm to examine the consolidated financial statements of Franklin Financial. The Audit Committee operates under a charter adopted by the Board of Directors. All members of the Audit Committee were at all times during 2001 "independent directors" as such term is defined in the listing standards of the National Association of Securities Dealers, Inc.

     Members of the Nominating Committee during 2001 were Robert G. Zullinger, Chairman, and Messrs. Bender, Elliott, McCleary, Patterson, Sioberg and Snell. The Nominating Committee met twice during the past year. The Nominating Committee is responsible, among other things, for recommending to the Board of Directors persons to be nominated for election to the Board, persons to be appointed to fill vacancies on the Board and persons to be elected as officers of the Board. The Nominating Committee will consider qualified nominees who are recommended by shareholders, although no formal procedures have been adopted for addressing shareholder recommendations.

     Members of the Personnel Committee during 2001 were Robert G. Zullinger, Chairman, and Messrs. Elliott, Fry, Good and Miller. The Personnel Committee met three times during the past year. The Personnel Committee is responsible, among other things, for administering the Long-Term Incentive Plan of 1990 and the Employee Stock Purchase Plan and overseeing the administration of Franklin Financial's compensation policies and employee benefits plans. If approved by the shareholders at the Annual Meeting, the Personnel Committee will be responsible for administering the Incentive Stock Option Plan of 2002.

     The Board of Directors of Franklin Financial met six times during 2001. All incumbent directors attended at least
75 percent of the meetings of the Board of Directors and the committees on which they served.

Compensation of Directors

     With the exception of the Chairman of the Board, each
director      of Franklin Financial who is not a salaried
officer of Franklin Financial or one of its subsidiaries is paid an annual retainer of $3,800 and receives a fee of $150 for each committee meeting attended. The Chairman of the Board receives an annual retainer of $21,000, but does not receive a fee for attending committee meetings.

Executive Officers

     The following persons are the executive officers of Franklin Financial:

Name                     Age    Office Held
----                     ---    -----------
William E. Snell, Jr.     53    President and Chief Executive
                                Officer of Franklin Financial
                                and F&M Trust since 1996,
                                President of Franklin Financial
                                and F&M Trust since 1995

Charles S. Bender, II     57    Executive Vice President of
                                Franklin Financial since 1983
                                and of F&M Trust since 1981

Theodore D. McDowell      51    Executive Vice President of
                                Franklin Financial and F&M Trust
                                since 1999

Elaine G. Meyers          54    Treasurer and Chief Executive
                                Officer of Franklin Financial
                                and Senior Vice President/
                                Finance of F&M Trust since 1988

Kenneth D. Sauders        57    Investment and Asset/Liability
                                Manager of Franklin Financial
                                since 1997 and Senior Vice
                                President of F&M Trust since
                                1995

Executive Compensation and Related Matters

Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning compensation paid or accrued by Franklin Financial and F&M Trust to William E. Snell, Jr., the Chief Executive Officer of Franklin Financial, and to each of the other most highly compensated executive officers of Franklin Financial whose combined 2001 salary and bonus compensation exceeded $100,000.

                    SUMMARY COMPENSATION TABLE

                                                                            Long-Term Compensation
                                                                        --------------------------------
                         Annual Compensation                                  Awards            Payouts
---------------------------------------------------------------------   ---------------------  ---------
     (a)                         (b)       (c)        (d)       (e)       (f)         (g)        (h)        (i)
                                                                                   Securities
     Name                                                      Other                Underly-                All
     And                                                       Annual   Restricted    ing                  Other
   Principal                                                   Compen-    Stock     Options/     LTIP      Compen-
   Position                      Year     Salary     Bonus     sation     Awards      SARs     Payouts(1)  sation(2)
                                            ($)       ($)        ($)        ($)       (#)         $)          ($)
   --------                      ----     ------     -----     ------   ----------  ---------- ----------  ---------
William E. Snell, Jr.            2001     $173,400   $ 3,400     None      None      None       $272,478     $7,829
President and Chief
Executive Officer                2000      170,000     3,295     None      None      None         None        5,280

                                 1999      164,788     1,648     None      None      None         None        5,964

Theodore D. McDowell,            2001     $122,408   $ 2,400     None      None      None         None       $6,966
Executive Vice President
                                 2000      120,000       -0-     None      None      None         None        1,751

                                 1999       46,538   $10,000     None      None      None         None          -0-

(1)  Consists of the dollar value of shares of restricted stock granted to Mr. Snell in 1996 pursuant to an award under a long-term incentive plan in which Mr. Snell and seven other senior officers participated, which shares vested on
     December 31, 2001.

(2)  Consists exclusively of matching contribution and discretionary contribution to Section 401(k) Profit Sharing
     Plan.

Defined Benefit Pension Plan

     The defined benefit pension plan maintained by F&M Trust (the "Plan") was amended on November 14, 1997, effective
January 1, 1998, to reduce future benefit accruals under the Plan's benefit formula. The following table shows, for the salary levels and years of service indicated, the annual pension benefit, before a Social Security offset of 0.6 percent (0.6%) of covered compensation for each year of service to a maximum of 35 years (but without reflecting the maximum pension benefit limitations established under Section 415 of the Internal Revenue Code), payable under the Plan commencing at age 65 under the pension benefit formula effective January 1, 1998 (and assuming all years of service are earned after January 1, 1998):

PENSION PLAN TABLE

                                           YEARS OF SERVICE
  Covered         -------------------------------------------------------------------
Remuneration          5        10        15        20        25        30        35
------------      -------------------------------------------------------------------
$75,000           $ 5,625   $11,250   $16,875   $22,500   $28,125   $33,750   $39,375
$100,000            7,500    15,000    22,500    30,000    37,500    45,000    52,500
$125,000            9,375    18,750    28,125    37,500    46,875    56,250    65,625
$150,000           11,250    22,500    33,750    45,000    56,250    67,500    78,750
$160,000           12,000    24,000    36,000    48,000    60,000    72,000    84,000
$170,000 and Over  12,750    25,500    38,250    51,000    63,750    76,500    89,250


     Compensation covered by the Plan is calculated by determining the average of a participant's highest five consecutive years' compensation (generally, salary and bonus as reported in the Summary Compensation Table appearing above) in the ten years preceding normal retirement. A participant's compensation for these purposes is limited by Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code") for each calendar year. Current compensation covered by the plan for the year ended December 31, 2001 for Messrs. Snell and McDowell was $164,000 and $134,759, respectively. As of December 31, 2001, Messrs. Snell and McDowell were credited with
6.67 and 2.33 years of service, respectively, for benefit accrual purposes under the Plan.

     The normal retirement benefit under the Plan is a single-life annuity equal to the sum of the following:

(i) 1.15 percent (1.15%) of the average of the highest five consecutive years' compensation in the 10 years preceding normal retirement, multiplied by a participant's number of years of service from the date of employment to December 31, 1997, plus

(ii) 0.90 percent (0.90%) of such compensation multiplied by a participant's number of years of service from January 1, 1998, through the date of retirement, plus

(iii) 0.60 percent (0.60%) of such compensation in excess of Social Security covered compensation (the taxable wage base averaged over the 35-year period ending with the last day of the calendar year in which the participant attains Social Security retirement age), multiplied by a participant's total number of years of service (up to a maximum of 35 years) from the date of employment to the retirement date.

This benefit is limited by the maximum benefit as specified under Section 415 of the Code.

     The Plan was amended November 24, 1999, effective
January 1, 2000, to give a cost-of-living adjustment to retirees and beneficiaries with a retirement date on or before January 1, 1999. The increase is equal to 1.50% of the retiree's and beneficiary's monthly pension payment for each complete year measured from the later of October 1, 1994 and the retiree's and beneficiary's retirement date to January 1, 2000. The Plan was also amended and restated on November 9, 2001 to conform the Plan to reflect changes required by law, up to and including the IRS Restructuring and Reform Act of 1998.

Compensation Committee Report on Executive Compensation

     The Personnel Committee of the Board of Directors of
Franklin Financial (the "Committee") administers the executive compensation programs of Franklin Financial and its subsidiaries. The Committee consisted of five independent directors in 2001.

                   Executive Compensation Policies

     Executive compensation at Franklin Financial consists of two components: base salary and incentive programs. The Committee has established an executive compensation policy to assist it in administering these two components of executive compensation.

     The Franklin Financial's executive compensation policy is designed to provide its executives with a total compensation package that is fair in light of competitive compensation practices, that attracts and retains qualified executives, that places a portion of total pay at risk (to be earned through the achievement of performance goals), and that helps to align management's interests with those of shareholders. Fair pay is defined as pay levels that are at or approach the median of competitive compensation practices.

     Competitive compensation practices are determined from time to time, as follows. The Committee uses data from banking industry compensation surveys to determine median pay practices for similar positions at comparably sized organizations. Compensation disclosures made by a peer group of comparably sized Pennsylvania banks are also used to determine competitive pay practices at the top management level. This group of Pennsylvania banking organizations bears no direct relationship to those companies represented in the Media General Regional Northeast Bank Index appearing in the stock performance graph set forth elsewhere in this Proxy Statement because the companies represented in this Index are too numerous and because some are too small and others too large for appropriate and meaningful compensation comparisons. Additionally, the Committee's analysis of competitive salary increases is used in estimating competitive pay levels.

     The Committee uses incentive programs to link total executive compensation to the performance of Franklin Financial.
These programs provide executives with an opportunity to earn a combination of cash and stock awards contingent upon the achievement of corporate earnings objectives.

       Relationship of Performance to Executive Compensation

     The Committee employs a short-term incentive plan to link senior officer compensation to the success in meeting annual goals based upon the net income of the corporation. The 2000 plan included a range of net income targets and within that range of targets, senior officer incentive payouts could range from 1% to 15% of annual salary, with an additional 401(k) Profit Sharing Plan discretionary contribution ranging from 1/2% to 2% of salary (up to applicable limitations under the Internal Revenue Code). Messrs. Snell and McDowell each participated in this program. Based upon Franklin Financial's financial performance in 2001, awards will be payable to both
Messrs. Snell and McDowell. The exact amount of those awards cannot be determined at this time because certain necessary peer group data is not yet publicly available. The awards paid to Messrs. Snell and McDowell under the short-term incentive plan in 2001, based upon the financial performance of Franklin Financial in 2000, were $3,400 and $2,400, respectively, and are reported in the Summary Compensation Table which appears above.

     The Committee administers a long-term incentive plan for members of senior management. Under the plan, participants were granted awards of restricted stock and cash in 1996, which awards are subject to accelerated vesting if Franklin Financial meets or exceeds certain annual and/or cumulative net income performance goals established at the time of grant of the awards. To the extent not previously vested, the restricted stock portion of the awards vest in full upon the expiration of 10 years from the date of grant. The cash portion of an award, to the extent not vested after the expiration of five years, is forfeited.

     Achievement of an annual or cumulative net income performance goal results in the vesting of a portion of the restricted stock award and a distribution of a portion of the cash award. Failure to meet either goal in a given year results in the permanent forfeiture of that year's portion of the cash award. Furthermore, failure to meet the annual or cumulative net income goals for a given year means that no restricted shares vest that year. After the expiration of ten years from the date of the award, however, all unvested shares of restricted stock vest, provided that the participant remains an employee of Franklin Financial or one of its subsidiaries.

     In 2001 Franklin Financial had net income of $5.594 Million. This resulted in basic earnings per share of $2.09, return on assets of 1.14%, and return on equity of 12.51%. This level of earnings, when combined with net income for the prior five years (1996-2000), met the cumulative net income goal of $23.850 Million set under the long-term incentive plan. Accordingly, all restricted stock awards outstanding under this long-term incentive plan vested as of December 31, 2001.

          2001 Compensation of the Chief Executive Officer

     The Committee at its December 2000 meeting discussed its compensation policy as summarized above, reviewed competitive pay practices, and considered both in light of Franklin Financial's strategic initiative to control overhead expenses. After considering these factors, the Committee determined that Mr. Snell's base salary would be increased to $173,400 in 2001.

        Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code, enacted in 1993, brought about a limitation on the deductibility for federal income tax purposes of annual compensation in excess of $1 million payable to certain senior officers of publicly held companies. Qualifying performance-based compensation is not subject to this limitation if certain conditions are met. The Committee does not foresee current compensation arrangements exceeding this level. Accordingly, the Committee has no plans to modify the compensation policies of Franklin Financial in response to the provisions of Section 162(m) of the Code. The Committee will evaluate this matter on an ongoing basis.

          The foregoing report is submitted by Robert G.
          Zullinger, Chairman of the Personnel Committee, and Messrs. Elliott, Good, Fry and Miller, who served as members of the Personnel Committee during 2001.

Compensation Committee Interlocks and Insider Participation

     The members of the Personnel Committee of the Board of Directors during 2001 were those persons who are named in the Compensation Committee Report on Executive Compensation which appears above. No member of the Personnel Committee was an employee of Franklin Financial or F&M Trust at any time during 2001, although Mr. Zullinger served as President and Chief Executive Officer of Franklin Financial and F&M Trust until his retirement in 1996. There were no compensation committee "interlocks" at any time during 2001, which in general terms means that no executive officer or director of Franklin Financial served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director of Franklin Financial.

Performance Graph

     The Securities and Exchange Commission requires that a publicly held company include in its proxy statement a stock performance graph comparing its five-year cumulative total return to shareholders with the returns generated by an industry-specific index (or peer group index) and with the return generated by a broad market index.

     The following graph compares the cumulative total return to shareholders of Franklin Financial with the NASDAQ - Total U.S. Index (a broad market index prepared by the Center for Research in Security Prices at the University of Chicago Graduate School of Business) and with the Northeast Pink Banks Index (an industry-specific index prepared by SNL Securities LC) for the five year period ended December 31, 2001, in each case assuming an initial investment of $100 on December 31, 1996 and the reinvestment of all dividends.

                             [Graph]

                                                                  Period Ending
                                           ----------------------------------------------------------
Index                                      12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01
-----                                      --------  --------  --------  --------  --------  --------
Franklin Financial Services Corporation     100.00    158.41    146.65    107.35     86.39    138.95
NASDAQ - Total US*
SNL Northeast BB and Pink Banks


Audit Committee Report

     The Audit Committee has reviewed the audited financial statements of Franklin Financial for the year ended December 31, 2001 and has discussed these financial statements with management and with Franklin Financial's independent accountants, Beard Miller Company LLP ("Beard Miller Company"). The Audit Committee also has discussed with Beard Miller Company the matters required to be discussed by Statement of Auditing Standards No. 61.

     The Audit Committee has received from Beard Miller Company the written disclosures and letter required by the Independence Standards Board Standard No. 1 and the Audit Committee has discussed with Beard Miller Company their independence from Franklin Financial and from Franklin Financial's management.

     Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that Franklin Financial's audited financial statements for the year ended December 31, 2001 be included in Franklin Financial's Annual Report on Form 10-K for that year.

     In connection with the standards for accountant's independence adopted by the Securities and Exchange Commission, the Audit Committee will undertake to consider in advance of the provision of any non-audit services by Franklin Financial's independent accountants whether the provision of such services is compatible with maintaining the independence of such accountants.

          The foregoing report is submitted by Jeryl C.
          Miller, Chairman of the Audit Committee,
          Mrs. Walker and Messrs. Good, McCleary, Sioberg and Zullinger, who served as members of the Audit
          Committee during 2001.

Transactions with Directors and Executive Officers

     Some of the directors and executive officers of Franklin Financial and F&M Trust and the companies with which they are associated were customers of and had banking transactions with F&M Trust in the ordinary course of business during 2001. All loans and commitments to loan made to such persons and the companies with which they are associated were made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that F&M Trust will enter into similar transactions in the future.

     Martha B. Walker, a member of the Boards of Directors of Franklin Financial and F&M Trust, is a partner in the law firm of Barley, Snyder, Senft & Cohen (hereafter, "BSS&C"). BSS&C has provided legal services to Franklin Financial and F&M Trust for many years and is expected to continue to do so in the future.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of Franklin Financial file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to shares of Franklin Financial common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, Franklin Financial believes that during the calendar year ended December 31, 2001, all filing requirements applicable to its directors and officers were complied with.

  PROPOSAL TO APPROVE THE INCENTIVE STOCK OPTION PLAN OF 2002

Introduction

     The following is a description of the Incentive Stock Option Plan of 2002 (the "Plan"), which was adopted by the Board of Directors on March 7, 2002 for purposes of replacing the Long-Term Incentive Plan of 1990, which was approved by the shareholders in 1990. If approved by the shareholders as proposed herein, the Plan will allow the grant of incentive stock options to officers of Franklin Financial and its subsidiaries. An incentive stock option (hereinafter referred to as an "ISO" or as an "Option") is a stock option which is qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is not subject to the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code, which relates to the qualification of certain pension, profit-sharing and stock bonus plans.

     The purpose of the Plan is to promote the interests of Franklin Financial and its shareholders by strengthening the ability of Franklin Financial to attract, motivate and retain employees and to provide an additional incentive for employees to promote the financial success and growth of Franklin Financial and its subsidiaries. Options are the only form of award authorized under the Plan and have no intrinsic value unless the price of the underlying shares appreciates over time. No gain will accrue to an officer who is awarded an Option, absent appreciation in the price of Franklin Financial common stock, which will benefit all shareholders.

     A summary of the material features of the Plan is set forth below, but is qualified in its entirety by reference to the full text of the Plan as set forth in Exhibit A to this Proxy
Statement.

Administration

     The Plan will be administered by the Personnel Committee or by such other committee consisting of at least two "non-employee directors" (as defined in the Securities Exchange Act of 1934) as the Board of Directors may designate for such purpose (the "Committee"). Subject to the limitations set forth in the Plan, the Committee has the discretionary authority to determine the persons to whom Options will be granted, the time or times at which Options will be granted, the number of shares subject to each Option, the exercise price of an Option, the time or times at which an Option will vest and thereafter become exercisable, and the term of the Option. In addition, the Committee has authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions (and amendments of the terms and provisions) of the written agreement to be entered into between Franklin Financial and each person to whom an Option is granted (a "Participant") under the Plan (which agreements need not be identical), including such terms and provisions as may be required in the Committee's judgment to conform to any change in any applicable law or regulation, and to make all other determinations the Committee shall deem necessary or advisable for the administration of the Plan.

     An Option must be evidenced by a written Agreement.
Franklin Financial anticipates that, in the ordinary course, Options will be granted on an annual basis, although nothing in the Plan so requires.

Eligibility

     All officers of Franklin Financial and its subsidiaries are eligible to be granted Options under the Plan, as determined from time to time by the Committee in its sole discretion. The Plan defines the term "officer" to mean a common law employee of Franklin Financial or a subsidiary who is designated as such by the Committee in accordance with the personnel policies of Franklin Financial as in effect from time to time. In determining whether to grant an Option, the Committee will consider the nature and extent of the services rendered by the officer involved, the past and potential future contributions of such officer, the financial performance of Franklin Financial and its subsidiaries, and such other factors as the Committee may in its discretion determine to be relevant and appropriate. The Committee is not obligated to grant Options to all officers and may in its discretion grant Options to some officers and not to others.

     There are at present approximately 12 persons who may be deemed to be "officers" and, therefore, eligible to receive
Options under the Plan. The number of such persons may vary from year to year.

Reservation Of Shares

     Franklin Financial has reserved, subject to shareholder approval of the Plan, 200,000 shares of common stock for issuance under the Plan (equal to approximately 7.4% of the presently issued and outstanding shares of common stock). The shares of common stock authorized to be issued under the Plan will be made available from authorized but unissued shares of common stock or from treasury shares. If any shares of common stock that are the subject of an Option are not issued and cease to be issuable by reason of the expiration or termination of the Option or for any other reason, such shares may again be made subject to Options under the Plan. In the event of stock splits, stock dividends and certain corporate reorganizations, recapitalizations, or other specified corporate transactions affecting Franklin Financial or the common stock, proportionate adjustments will be made to the number of shares available for issuance under the Plan. As of February 28, 2002, the closing bid price of Franklin Financial common stock was $24.75 per share.

Benefits Under the Plan

     The benefits or amounts that will be received by or allocated under the Plan to the Chief Executive Officer, the executive officers who are named in the Summary Compensation Table appearing above, all executive officers as a group and all officers who are not executive officers as a group cannot be presently determined.

Description of Options

     An Option that the Committee grants to a Participant to purchase shares of common stock must be evidenced by a written Option agreement (an "Option Agreement"). The Committee will determine the exercise price of each Option, which exercise price may not be less than 100% of the fair market value of the common stock on the grant date (110% in the case of certain ten percent or greater shareholders), as determined by the Committee in accordance with rules specified in the Plan. Except as otherwise provided in the Plan, once vested, an Option may be exercised in whole or in part at any time and from time to time during the term of the Option, which term may not extend more than ten years from the date the Option is granted (five years in the case of certain ten percent or greater shareholders).
The Committee will impose vesting conditions on the exercisability of the Options. In general, an Option will vest upon the earlier of: (i) continuous employment following the date of grant for the period specified in the Option Agreement (but not less than six months), and (ii) the occurrence of a change in control (as defined in the Plan). An Option may vest in stages over a specified period of time. Unless otherwise provided in an Option Agreement, a change in control will be deemed to have occurred, among other events, upon shareholder approval of an acquisition of Franklin Financial (or of all or substantially all of its assets).

     Unless otherwise provided in an Option Agreement, the exercise price per share of an Option must be paid in full in cash upon the exercise of the Option. If the Option Agreement permits, the exercise price may be paid in whole or in part by surrendering certain previously owned shares of Franklin Financial common stock. If shares are used to pay all or part of the exercise price, the cash and any shares surrendered must have a fair market value (determined as of the date of exercise) that is not less than the aggregate exercise price for the number of shares for which the Option is being exercised.
Shares surrendered in payment of all or a portion of the exercise price of an Option must have been held for certain minimum periods of time specified in the Plan.

     In accordance with certain Code requirements applicable to ISO's, the aggregate fair market value (determined at the time an Option is granted) of the shares of common stock with respect to which Options are exercisable for the first time by an individual during any calendar year may not exceed $100,000.

     A Participant will not have any rights as a shareholder with respect to the shares of common stock subject to an Option until the shares are paid for and issued to the Participant.

     An Option granted under the Plan is not assignable or transferable other than by will or the laws of descent and distribution and, during a Participant's lifetime, may be exercised only by the Participant or by his or her duly appointed legal representative.

     A vested Option may be exercised by a Participant only during its term and only during the term of his employment, except as provided below. In the event of a Participant's termination of employment: (i) by reason of death or disability (as defined in the Plan), a vested Option may be exercised until the earlier of its expiration or the date which is 12 months following termination of employment; (ii) by Franklin Financial for cause (as defined in the Plan), a vested Option will be forfeited on the date of termination of employment; and
(iii) for any other reason, a vested Option may be exercised until the earlier of its expiration or the date which is three months following termination of employment.

Certain United States Federal Income Tax Consequences

     The following is a brief summary of the principal United States Federal income tax consequences of transactions under the Plan, based upon current law. This summary is not intended to be exhaustive with respect to all potential Federal income tax consequences that may affect a particular person. In addition, this summary does not constitute tax advice and, among other things, does not discuss state, local or foreign income tax consequences or address estate or gift tax consequences relating to the Plan's operation. Participants are urged to consult with their tax advisors with regard to their participation in the Plan.

     No taxable income is realized by a Participant upon the grant or exercise of an ISO. If shares of common stock are issued to a Participant pursuant to the exercise of an ISO and if no disqualifying disposition of such shares is made by the Participant within two years after the date of grant or within one year after the receipt of such shares by the Participant, then: (i) upon the sale of such shares, any amount realized in excess of the exercise price will normally be taxed to the Participant as a long-term capital gain, and (ii) no deduction will be allowed to Franklin Financial. Additionally, the excess of the fair market value of the common stock received upon exercise of an ISO over the exercise price therefor will give rise to an item of tax preference in the year of exercise that may result in alternative minimum tax liability for the Participant.

     If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, such disposition would be a "disqualifying disposition" and generally: (i) the Participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of the shares) over the Option exercise price, and (ii) Franklin Financial will be entitled to deduct such amount. Any other gain realized by the Participant on such disposition will be taxed as short-term or long-term capital gain and will not result in any deduction to Franklin Financial.

     If a Participant pays the exercise price in full or in part with previously owned shares of common stock, the exchange will not affect the tax treatment of the exercise. Upon such exchange, no gain or loss generally will be recognized upon the delivery of the previously owned shares to Franklin Financial and the shares issued in replacement of the shares tendered to pay the exercise price will have the same basis and holding period for capital gains tax purposes as the previously owned shares. A Participant, however, would not be able to utilize the holding period for the previously owned shares for purposes of satisfying the ISO statutory holding period requirements. Additional shares of common stock will have a basis of zero and a holding period that commences on the date the common stock is issued to the Participant upon exercise of the ISO.

     Based upon recent Internal Revenue Service pronouncements, effective January 1, 2003, payroll taxes may have to be withheld upon the exercise of an ISO, unless such pronouncement is modified or otherwise overruled by legislation.

Termination of Options on Liquidation, Merger or Sale of Assets

     All unexercised Options which are then outstanding under the Plan will terminate upon a liquidation or dissolution of Franklin Financial, a merger or consolidation in which Franklin Financial is not the surviving or resulting corporation, or a sale of all or substantially all of the assets of Franklin Financial, except to the extent that another corporation assumes and continues the Options or substitutes its own Options under the terms of the transaction involved.

Amendment, Suspension, or Termination of the Plan; Share and
Option Adjustment

     The Plan has a term of ten years and will terminate on March 7, 2012, subject to earlier termination or amendment by the Board of Directors. The Board of Directors may terminate, amend, modify or suspend the Plan at any time and from time to time to ensure that Options granted under the Plan conform to any changes in the law or for any other reason the Board determines to be in the best interests of Franklin Financial. Modifications or amendments to the Plan are not required to be approved by the shareholders of Franklin Financial, except to the extent required by certain state or federal law, or by exchange-related rules. No termination, modification or amendment of the Plan, without the consent of the Participant to whom an Option has previously been granted, may adversely affect such Participant's rights under such Option.

     In the event of any change in Franklin Financial common stock by reason of any stock dividend, stock split, reverse stock split, recapitalization, combination or exchange of shares, merger, consolidation or similar action, appropriate adjustment will be made to: (i) the number of shares authorized to be issued under the Plan, (ii) the number of shares into which outstanding Options may be converted upon exercise,
(iii) the exercise price of outstanding Options, and (iv) such other terms as are appropriate under the circumstances. In addition, the Board of Directors may in its discretion make similar changes to outstanding Options in other circumstances where such changes are deemed to be equitable.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR THE PROPOSAL TO APPROVE THE INCENTIVE STOCK OPTION PLAN OF
2002.

     The Board of Directors believes that the adoption of the Incentive Stock Option Plan of 2002 is in the best interests of Franklin Financial and its shareholders and recommends that this proposal be approved by the shareholders. Accordingly, the following resolutions will be presented to the shareholders at the Annual Meeting:

              RESOLVED, that the adoption by the
          Board of Directors of the Incentive Stock
          Option Plan of 2002 (the "Plan") be and
          is hereby approved and ratified by the
          shareholders of the corporation; and

               RESOLVED FURTHER, that the officers
          and directors of the corporation be and
          are hereby authorized and empowered on
          behalf of the corporation to take all such actions as they may determine in the exer-cise of their discretion to be necessary or appropriate in connection with the adoption, implementation and administration of the Plan.

          RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

General Information

     For the year ended December 31, 2001, Franklin Financial engaged Beard Miller Company, independent certified public accountants, to examine its consolidated financial statements. It is anticipated that Beard Miller Company will be similarly engaged for the year 2002. Representatives of Beard Miller Company are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Information About Fees

Audit Fees

     Fees billed to Franklin Financial by Beard Miller Company during 2001 for services relating to the audit of Franklin Financial's annual financial statements and the review of the financial statements included in Franklin Financial's Quarterly Reports on Form 10-Q totaled $56,610.

Financial Information Systems Design and Implementation Fees

     Franklin Financial did not engage Beard Miller Company to provide services relating to financial information systems design and implementation during 2001.

All Other Fees

     Fees billed to Franklin Financial by Beard Miller Company during 2001 for all other non-audit services, including tax related services, totaled $33,983.

                      ADDITIONAL INFORMATION

     A copy of the Annual Report of Franklin Financial on Form 10-K as filed with the Securities and Exchange Commission, including financial statements and financial statement schedules, is available without charge to shareholders upon written request addressed to William E. Snell, Jr., President and Chief Executive Officer, Franklin Financial Services Corporation, 20 South Main Street, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010.

                           OTHER MATTERS

     The Board of Directors of Franklin Financial knows of no matters, other than those discussed in this Proxy Statement, which will be presented at the 2002 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              BONNIE J. CLUGSTON
                              Secretary

Chambersburg, Pennsylvania
March 26, 2002



                             EXHIBIT A



                FRANKLIN FINANCIAL SERVICES CORPORATION

                 INCENTIVE STOCK OPTION PLAN OF 2002



                         TABLE OF CONTENTS

ARTICLE                                                    PAGE

ARTICLE 1.  PURPOSE OF THE PLAN; TYPE OF OPTIONS             1

ARTICLE 2.  DEFINITIONS                                      1

ARTICLE 3.  ADMINISTRATION                                   3

ARTICLE 4.  COMMON STOCK SUBJECT TO THE PLAN                 4

ARTICLE 5.  ELIGIBILITY                                      4

ARTICLE 6.  OPTIONS IN GENERAL                               5

ARTICLE 7.  TERM, VESTING AND EXERCISE OF OPTIONS            6

ARTICLE 8.  EXERCISE OF OPTIONS FOLLOWING TERMINATION
            OF EMPLOYMENT                                    7

ARTICLE 9.  ADJUSTMENT PROVISIONS                            7

ARTICLE 10. GENERAL PROVISIONS                               8



         ARTICLE 1.  PURPOSE OF THE PLAN; TYPE OF OPTIONS

     1.1  Purpose.   The Franklin Financial Services Corporation
Incentive Stock Option Plan of 2002 is intended to provide selected Officers of Franklin Financial Services Corporation and its Subsidiaries with an opportunity to acquire Common Stock of the Corporation. The Plan is designed to help the Corporation attract, retain and motivate selected Officers to make substantial contributions to the success of the Corporation's business and the businesses of its Subsidiaries. Options will be granted under the Plan based, among other things, on the financial performance of the Corporation and the Participant's level of responsibility within the Corporation and its affiliated companies.

     1.2 Authorized Plan Options. Only Incentive Stock Options may be awarded under the Plan.

                     ARTICLE 2.  DEFINITIONS

     2.1 "Agreement". A written instrument evidencing the grant of an Option. A Participant may be issued one or more
Agreements from time to time, reflecting one or more Options.

     2.2  "Board".  The Board of Directors of the Corporation.

     2.3 "Change in Control". Except as otherwise provided in an Agreement, the first to occur of any of the following events:

          (a) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), except for: (i) any of the Corporation's employee benefit plans, or any entity holding the Corporation's voting securities for, or pursuant to, the terms of any such plan (or any trust forming a part thereof) (the "Benefit Plan(s)"), or (ii) an entity controlled directly or indirectly by the Corporation, is or becomes the beneficial owner, directly or indirectly, of the Corporation's securities representing 19.9% or more of the combined voting power of the Corporation's then outstanding securities;

          (b) a binding written agreement is executed (and, if legally required, approved by the Corporation's shareholders) providing for a sale, exchange, transfer or other disposition of all or substantially all of the assets of the Corporation or of Farmers and Merchants Trust Company of Chambersburg, a Pennsylvania-chartered commercial bank and trust company, to another entity, except to an entity controlled directly or indirectly by the Corporation;

          (c) the shareholders of the Corporation approve a merger, consolidation, or other reorganization of the Corporation, unless:

               (i) under the terms of the agreement approved by the Corporation's shareholders providing for such merger, consolidation or reorganization, the shareholders of the Corporation immediately before such merger, consolidation or reorganization, will own, directly or indirectly immediately following such merger, consolidation or reorganization, more than 50% of the combined voting power of the outstanding voting securities of the Corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation or reorganization; and

               (ii) under the terms of the agreement approved by the Corporation's shareholders providing for such merger, consolidation or reorganization, the individuals who were members of the Board immediately prior to the execution of such agreement will constitute a majority of the members of the board of directors of the Surviving Corporation after such merger, consolidation or reorganization;

          (d)  a plan of liquidation or dissolution of the
     Corporation, other 	than 	pursuant to bankruptcy or
     insolvency laws, is adopted; or

          (e) during any period of two consecutive years, individuals, who at the beginning of such period, constituted the Board cease for any reason to constitute at least a majority of the Board unless the election, or the nomination for election by the Corporation's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     2.4 "Code". The Internal Revenue Code of 1986, as amended.

     2.5 "Committee". The committee which the Board appoints to administer the Plan.

     2.6  "Common Stock".  The common stock of the Corporation
($1.00 par value) as described in the Corporation's Articles of Incorporation, or such other stock as shall be substituted therefor.

     2.7  "Corporation".  Franklin Financial Services
Corporation, a Pennsylvania corporation.

     2.8 "Employee". A common law employee of the Corporation or a Subsidiary.

     2.9 "Exchange Act". The Securities Exchange Act of 1934, as amended.

     2.10 "Incentive Stock Option". A Stock Option intended to satisfy the requirements of Code Section 422(b).

     2.11 "Officer". An Employee designated as such by the Committee in accordance with the Corporation's personnel policies in effect from time to time.

     2.12  "Optionee".  A Participant who is awarded a Stock
Option pursuant to the provisions of the Plan.

     2.13 "Participant". An Officer to whom an Option has been granted and remains outstanding.

     2.14  "Plan".  The Franklin Financial Services Corporation
Incentive Stock Option Plan of 2002, as set forth in this document and as the same may be amended from time to time.

     2.15 "Securities Act". The Securities Act of 1933, as amended.

     2.16 "Stock Option" or "Option". A grant of a right to purchase Common Stock pursuant to the provisions of the Plan.

     2.17 "Subsidiary". A subsidiary corporation, as defined in Code Section 424(f), that is a subsidiary of a relevant corporation.

                   ARTICLE 3.  ADMINISTRATION

     3.1 The Committee. The Plan shall be administered by a committee of the Board composed of two or more members of the Board, all of whom are "non-employee directors" as such term is defined under the rules and regulations adopted from time to time by the Securities and Exchange Commission pursuant to
Section 16(b) of the Exchange Act. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

     3.2  Powers of the Committee.

          (a) The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any person claiming under or through a Participant.

          (b) Subject to the terms, provisions and conditions of the Plan, the Committee shall have exclusive jurisdiction to:

               (i)  determine and select the Officers to be
          granted Options (it being understood that more than one Option may be granted to the same person);

               (ii) determine the number of shares subject to each Option;

               (iii)  determine the date or dates when the
          Options will be granted;

               (iv)  determine the exercise price of shares
          subject to Options in accordance with Article 6;

               (v) determine the date or dates when an Option will vest and may thereafter be exercised within the term of the Option specified pursuant to Article 7;
          and

               (vi)  prescribe the form, which shall be
          consistent with the Plan document, of the Agreement evidencing any Options granted under the Plan.

     3.3 Liability. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to this Plan or any Options granted under this Plan.

              ARTICLE 4.  COMMON STOCK SUBJECT TO THE PLAN

     4.1 Common Stock Authorized. The aggregate number of shares of Common Stock for which Options may be awarded under the Plan shall not exceed 200,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 9.

     4.2 Shares Available. The Common Stock to be issued under the Plan shall be the Corporation's Common Stock which shall be made available at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock acquired by the Corporation, including shares purchased in the open market. In the event that any outstanding Option under the Plan for any reason expires, terminates or is forfeited, the shares of Common Stock allocable to such expiration, termination or forfeiture may thereafter again be made subject to an Option under the Plan.

                     ARTICLE 5.  ELIGIBILITY

     5.1 Participation. Options shall be granted by the Committee only to persons who are Officers on the grant date.

     5.2 Certain Option Limitations. Notwithstanding any other provision of the Plan to the contrary, an individual who owns more than ten percent of the total combined voting power of all classes of outstanding stock of the Corporation shall not be eligible for the grant of an Option unless the special requirements set forth in Sections 6.1 and 7.1 are satisfied. For purposes of this section, in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. "Outstanding stock" shall include all stock actually issued and outstanding immediately before the grant of the Option. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

                   ARTICLE 6.  OPTIONS IN GENERAL

     6.1 Exercise Price. The exercise price of an Option to purchase a share of Common Stock shall be not less than 100% of the fair market value of a share of Common Stock on the date the Option is granted, except that the exercise price shall be not less than 110% of such fair market value in the case of an Option granted to any individual described in Section 5.2. The exercise price shall be subject to adjustment as provided in
Article 9.

     6.2 Limitation on Options. The aggregate fair market value (determined as of the date an Option is granted) of the Common Stock with respect to which Options are exercisable for the first time by any individual in any calendar year (under the Plan and all other plans maintained by the Corporation and Subsidiaries) shall not exceed $100,000.

     6.3 Determination of Fair Market Value. For purposes of the Plan, the fair market value of the Common Stock shall be determined as follows:

          (a) Exchange Traded. In the event that the Common Stock is listed on an established stock exchange, the fair market value per share shall be the closing sale price of the Common Stock on such exchange on the applicable date or, if no sale of Common Stock occurred on that day, on the next preceding day on which a sale occurred.

          (b) NASDAQ Listed. In the event that the Common Stock is not listed on an established stock exchange, but is then quoted on the NASDAQ National Market, the fair market value per share shall be the closing sale price of the Common Stock on the NASDAQ National Market on the applicable date or, if no sale of Common Stock occurred on that day, on the next preceding day on which a sale occurred.

          (c) OTC Traded. In the event that the Common Stock is not listed on an established stock exchange and is not quoted on the NASDAQ National Market, the fair market value per share shall be the average of the average of the closing bid and asked quotations of the Common Stock for the five trading days immediately preceding the applicable date as reported by two brokerage firms to be selected by the Committee which are then making a market in the Common Stock, except that if no closing bid or asked quotation is available on one or more of such trading days, fair market value shall be determined by reference to the five trading days immediately preceding the applicable date on which closing bid and asked quotations are available.

          (d) Other. In the event that the Common Stock is not listed on an established stock exchange, is not quoted on the NASDAQ National Marketr and no closing bid and asked quotations are available, or that the fair market value per share cannot otherwise be determined as contemplated above, then fair market value per share shall be determined in good faith by the Committee.

     6.4 Transferability of Options. An Option granted hereunder shall not be transferable other than by will or the laws of descent and distribution, and such Option shall be exercisable, during the Optionee's lifetime, only by him or her.

          ARTICLE 7.  TERM, VESTING AND EXERCISE OF OPTIONS

     7.1 Term and Vesting. Each Option granted under the Plan shall terminate on the date determined by the Committee and specified in the relevant Agreement; provided, however, that
(i) each Option (other than an Option described in Clause (ii)) shall terminate not later than ten years after the date of grant, (ii) each Option granted to an individual described in
Section 5.2 shall terminate not later than five years after the date of the grant. Each Option granted under the Plan shall be exercisable in whole or in part (i.e., become vested) only after the earlier of the date on which (i) the Optionee has completed such period of continuous employment (not less than six months) with the Corporation or a Subsidiary immediately following the date of the grant of the Option as may be specified in an Agreement, or (ii) unless otherwise provided in an Agreement, a Change in Control occurs.

     7.2  Exercise.

          (a) Subject to the provisions of Article 8, an Option may be exercised only during the continuance of the Optionee's employment.

          (b) A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares he or she has elected to purchase, in such form as the Committee shall have prescribed or approved, and shall at the time of exercise tender the full exercise price of the shares he or she has elected to purchase. The exercise price shall be paid in full, in cash, upon the exercise of the Option; provided, however, that in lieu of cash, if permitted in the relevant Agreement, an Optionee may exercise an Option by tendering to the Corporation shares of Common Stock owned by him or her and having a fair market value equal to the cash exercise price applicable to the Option (with the fair market value of such stock to be determined in the manner provided in Section 6.3) or by delivering such combination of cash and such shares as equals the amount of such exercise price. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied, and Common Stock not acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless it has been held, beneficially and of record, for at least six months (or, as may from time to time be determined by the Committee, such longer time as may be required by applicable securities law or accounting principles to avoid adverse consequences to the Corporation or a Participant).

          (c) A person holding more than one Option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise such Options in any order.

                          ARTICLE 8.
     EXERCISE OF OPTIONS FOLLOWING TERMINATION OF EMPLOYMENT

     8.1 Death or Total and Permanent Disability. In the event of termination of an Optionee's employment due to death or being "disabled" (within the meaning of Code Section 22(e)(3)), his or her Option shall lapse at the earlier of (a) the expiration of the term of the Option, or (b) one year after termination due to such a cause.

     8.2 Termination For Cause. In the event of an Optionee's termination of employment "for cause," his or her Option shall lapse on the date of such termination. Termination "for cause" shall mean the Optionee was terminated after:

          (a) any government regulatory agency recommends or orders in writing that the Corporation or a Subsidiary terminate the employment of the Optionee or relieve him or her of his or her duties;

          (b) the Optionee is convicted of or enters a plea of guilty or nolo contendere to a felony, a crime of falsehood, or a crime involving fraud or moral turpitude, or the actual incarceration of the Optionee for a period of 45 consecutive days;

          (c) the Optionee willfully fails to follow the lawful instructions of the Board after receipt of written notice of such instructions, other than a failure resulting from the Optionee's incapacity because of physical or mental illness;

          (d) a finding is made by the Board that such termination is otherwise in the best interest of the Corporation.

     8.3 Other Termination. In the event of an Optionee's termination of employment for any reason other than described elsewhere in this article, his or her Option shall lapse at the earlier of (i) the expiration of the term of the Option, or
(ii) three months after such termination.

               ARTICLE 9.  ADJUSTMENT PROVISIONS

     9.1  Share Adjustments.

          (a) In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation, or if the number of such shares of Common Stock shall be changed through the payment of a stock dividend, stock split or reverse stock split, then (i) the shares of Common Stock authorized hereunder to be made the subject of Options,
     (ii) the shares of Common Stock then subject to outstanding Options and the exercise price thereof, and (iii) the nature and terms of the shares of stock or securities subject to Options hereunder shall be increased, decreased or otherwise changed to such extent and in such manner as may be necessary or appropriate to reflect any of the foregoing events.

          (b) If there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Corporation, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the members of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

          (c) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

     9.2 Corporate Changes. A liquidation or dissolution of the Corporation, a merger or consolidation in which the Corporation is not the surviving Corporation or a sale of all or substantially all of the Corporation's assets, shall cause each outstanding Option, if not exercised, to terminate, except to the extent that another corporation may and does, in the transaction, assume and continue the Options or substitute its own options.

     9.3 Fractional Shares. Fractional shares resulting from any adjustment in Options pursuant to this article shall be rounded down to the nearest number of whole shares.

                 ARTICLE 10.  GENERAL PROVISIONS

     10.1 Effective Date. The Plan shall become effective upon its adoption by the Board (March 7, 2002), provided that any grant of an Option is subject to the approval of the Plan by the shareholders of the Corporation within 12 months of adoption by the Board.

     10.2 Termination of the Plan. Unless previously terminated by the Board, the Plan shall terminate on, and no Option shall be granted after, the day immediately preceding the tenth anniversary of its adoption by the Board.

     10.3  Limitation on Termination, Amendment or Modification.

          (a) The Board may at any time terminate, amend, modify or suspend the Plan, provided that, without the approval of the shareholders of the Corporation, no amendment or modification shall be made solely by the Board which:

               (i) increases the maximum number of shares of Common Stock as to which Options may be granted under the Plan;

               (ii)  changes the class of eligible Participants;
          or

               (iii)  otherwise requires the approval of
          shareholders under applicable state or federal law, or by exchange-related rules.

          (b) No amendment, modification, suspension or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Participant or any person validly claiming under or through the Participant.

     10.4 No Right to Grant of Option or Continued Employment. Nothing contained in this Plan or otherwise shall be construed to (a) require the grant of an Option to an individual who qualifies as an Officer, or (b) confer upon a Participant any right to continue in the employ of the Corporation or any Subsidiary or limit in any respect the right of the Corporation or of any Subsidiary to terminate the Participant's employment at any time and for any reason.

     10.5 Withholding Taxes. The Corporation will require, as a condition to the exercise of an Option where sufficient funds are not otherwise available, that a Participant (or other relevant person) pay or reimburse to it any withholding taxes at such time as withholding is required by law.

     10.6  Listing and Registration of Shares.

          (a) No Option granted pursuant to the Plan shall be exercisable in whole or in part, and no share certificate shall be delivered, if at any relevant time a majority of the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to an Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, such Option, until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

           (b) If a registration statement under the Securities Act with respect to the shares issuable under the Plan is not in effect at any relevant time, as a condition of the issuance of the shares, a Participant (or any person claiming through a Participant) shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution. The Corporation may place upon any stock certificate for shares issued under the Plan such legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act or other applicable law.

     10.7 Gender; Number. Words of one gender, wherever used herein, shall be construed to include each other gender, as the context requires. Words used herein in the singular form shall include the plural form, as the context requires, and vice versa.

     10.8 Applicable Law. Except to the extent preempted by federal law, this Plan document, and the Agreements issued pursuant hereto, shall be construed, administered and enforced in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

     10.9 Headings. The headings of the several articles and sections of this Plan document have been inserted for convenience of reference only and shall not be used in the construction of the same.



                            APPENDIX

               FRANKLIN FINANCIAL SERVICES CORPORATION

PROXY      ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
           APRIL 23, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Bonnie J. Clugston and Mark R. Hollar, and each or either of them, as proxies, with full power of substitution, to vote as directed below all of the shares of Franklin Financial Services Corporation common stock held of record on March 8, 2002 by the undersigned and by the Plan Agent for the account of the undersigned under the Dividend Reinvestment Plan at the Annual Meeting of Shareholders to be held on Tuesday, April 23, 2002, at 10:30 a.m. at the Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, and at any adjournment thereof, as follows:

1.  ELECTION OF FIVE DIRECTORS FOR A TERM OF THREE YEARS

    [  ] FOR all nominees listed below*

    [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

G. Warren Elliott    Dennis W. Good, Jr.   William E. Snell, Jr.
Martha B. Walker     Robert G. Zullinger

*INSTRUCTION:  If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee's name.


2.  PROPOSAL TO APPROVE INCENTIVE STOCK OPTION PLAN OF 2002

    [  ] FOR          [  ] AGAINST          [  ] ABSTAIN

THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS GIVEN,
THIS PROXY WILL BE VOTED FOR THE NOMINEES IDENTIFIED ABOVE AND
FOR THE PROPOSAL TO APPROVE THE INCENTIVE STOCK OPTION PLAN OF
2002.

This proxy also confers authority as to any other business which may be brought before the meeting or any adjournment thereof.
If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of Franklin Financial Services Corporation.

                              Dated:  ____________________, 2002

                              __________________________________
                              Signature

                              __________________________________
                              Signature

                              IMPORTANT: Please sign exactly as
                              your name or names appear hereon.
                              Joint owners should each sign.  If
                              you sign as agent or in any other
                              representative capacity, please
                              state the capacity in which you
                              sign.